May 1, 2000

DEAR FELLOW SHAREHOLDERS:

In the Annual Report last fall we were pleased to write that "for fiscal 1999 the Fund returned almost 100%."(1) Little did we know that the best quarter in 1999 was yet to come. For the calendar year the Fund returned 139%. Good performance continued into the first quarter of 2000 with a 37% return. We believe it's a stock-picker's market -- the kind in which we excel -- but we also believe that you should read our footnote. Among other things, it says:
"Investors should not expect that such returns can be consistently achieved." Indeed, after the solid run in February and March, April did bring us a correction.

These pullbacks are normal and healthy. The emotions of a correction are always painful, but you must expect them and look beyond them, to the longer-term potential of the market. To keep your perspective (and your sanity), you should not use the most recent highs as the benchmark against which everything is measured. Instead, look at where you were at year-end, where you were a year ago, or where you were when you bought your shares. Taking a longer-term view is the way in which wealth is created -- not by panicking at every correction.

MARKET VOLATILITY

The movements in the markets have become more dramatic and more rapid than most investors could ever have imagined. Perhaps the increased number of investors and the increased levels of cash are part of the reason, but certainly the increased amount of news flow is a major factor. We are experiencing a market that is more volatile than anytime in the past -- and it is likely to remain so. The NASDAQ's intraday swing of 328 points on March 30th set a record -- but that record did not stand for long. On April 4th, the NASDAQ traded as high as 4250 and as low as 3649, closing down "just" 74 points for the day. Thus, in one day, the NASDAQ recorded one of its largest one-day declines and one of its largest one-day advances.

As we said recently, volatility breeds opportunity. The Fund closed to most new investors on February 8, 2000, when assets topped $1 billion. By March 10th, assets approached $1.4 billion; yet by April 14th, assets were close to $800 million. Concerned about the effect of volatility on our shareholders and on the Fund's portfolio, we re-opened the Fund on May 1st, and we will keep it open until we maintain at least

----------------------------------------------------
(1) The Fund's fiscal year ends September 30. Kopp Emerging Growth Fund Class A Average Annual Total Return:
  Since Inception (10/1/97 -- 3/31/00): 49.74%

  1 year as of quarter end (3/31/99 -- 3/31/00): 220.99%

  Figures include reinvested dividends and are not annualized. Performance results reflect a maximum sales charge of 3.5%. Performance results also reflect expense subsidies and waivers, without which the results would have been less favorable. Past performance is not predictive of future performance. Investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  The Fund's returns in 1999 were primarily achieved as a result of its investment in technology companies during a period favorable for these stocks. Investors should not expect that such returns can be consistently achieved. Small-cap investing carries more risk than investing in larger, more well-established companies because small companies have a higher risk of failure, experience greater price volatility, have more limited financial resources, and trade in lower volumes.

  For an update on the Fund's performance, in view of the recent volatility, please call us at 1-888-533-KOPP.

$1 billion in assets for 90 days. We will give you plenty of notice before we close again.

THE STRONG GET STRONGER

During corrections, we are reminded of the importance of buying good, solid companies. A rising tide tends to lift all boats, and the rising tide that we witnessed recently in technology certainly did that. When the pullbacks take place, however, the weaker players generally fall by the wayside as investors realize their high valuations may not have been justified. On the other hand, those companies with strong managements, strong capital positions, and strong industry positioning have the potential to emerge even stronger. We feel very good about the companies in which we have invested and feel confident that our in-depth, hands-on, kick-the-tires investment style will continue to reward longer term.

NEW ECONOMY VS. OLD ECONOMY

Now that Y2K has come and gone, the new buzz words that investors are likely to hear (and probably tire of) are "Old Economy" and "New Economy." In the very simplest sense, most people use the phrase Old Economy to refer to traditional cyclical and industrial stocks such as those represented by the Dow Jones Industrial Average. The New Economy refers to technology stocks that make up much of the NASDAQ.

For a number of years, our economy has been shifting from an industrial or manufacturing focus to a technology and service focus. This hasn't happened overnight, but the broader usage of the Internet in recent years has accelerated the transition. We believe that we are still in the early stages of this technological expansion which could last for several years. There doesn't appear to be anything on the horizon to indicate that the growth in technology will slow or stop. Will consumers stop using the Internet? We doubt it. Will companies stop purchasing and implementing new technologies that help to lower costs and make their businesses more profitable? We doubt that too. In fact, many Old Economy companies will find that they need to embrace technological changes to be competitive within their own industries. This is particularly true in an environment of rising interest rates and slowing economic growth. The improved productivity brought on by technological change helps to keep inflation under control and increase corporate profitability. Keep in mind too that the growth in technology and communications is not just taking place here in the United States, but it is spreading around the world. Europe and Asia in particular may be poised for dramatic growth.

Since last summer, there has been a clear divergence between Old Economy and New Economy stocks. Through April 30th, the Dow was down 0.5% for the trailing twelve months while the NASDAQ was up 51%. Will this disparity continue forever? Probably not. At some point, the valuations of the non-technology stocks will draw investors. In fact, we are seeing some of that right now, along with normal profit taking. Longer term, however, we do not believe that the potential earnings for the Old Economy stocks will be able to match the potential earnings for many of the technology companies. And since it is ultimately earnings that drive stocks longer term, we believe investors will be well served by having some exposure to the technology sector.

Technology and health care stocks remain our primary holdings, so we are excited about the future. As always, if you have any questions about your account, please call us at 1-888-533-KOPP or visit our website at www.koppfunds.com. Thank you for investing with us.

Sincerely,

/s/ L.C. Kopp

LEE KOPP
President

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  SDL, INC. (SDLI)
 2.  DIGITAL MICROWAVE CORPORATION (DMIC)
 3.  RATIONAL SOFTWARE CORPORATION (RATL)
 4.  MACROVISION CORPORATION (MVSN)
 5.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 6.  PMC-SIERRA, INC. (PMCS)
 7.  CYLINK CORPORATION (CYLK)
 8.  ANADIGICS, INC. (ANAD)
 9.  PROJECT SOFTWARE & DEVELOPMENT, INC.
     (PSDI)
10.  ZYGO CORPORATION (ZIGO)

                               TOP ten INDUSTRIES
------------------------------------------------------
[PIE CHART]

                          LASER-     WIRELESS   INFORMATION SEMICONDUCTOR   TELECOMMUNICATION   APPLICATION
                           BASED     --------    SECURITY   -------------      EQUIPMENT        DEVELOPMENT
                        COMPONENTS              -----------                 -----------------      TOOLS
                             &                                                                  ----------
                         SUBSYSTEMS
                         ----------
Top ten Industries        14.50%     11.70%      9.70%        9.70%             9.20%            7.80%




                            RESEARCH             SOFTWARE              MACHINE        NETWORKING    OTHER       CASH &
                    REAGENTS/INSTRUMENTATION   APPLICATIONS       VISION/INSPECTION   ----------    COMMON    EQUIVALENTS
                    ------------------------   ------------       -----------------                 STOCKS    -----------
                                                                                                    ------
Top ten Industries          6.30%                6.00%                  3.30%            3.20%      17.40%       1.20%

Percentages represent market value as a percentage of total investments.

--------------------------------------------------------------------------------

        It should not be assumed that our stock selections or investment philosophy will be profitable or will equal past performance.
        Small-cap stocks involve greater risks and volatility than those of larger, more established companies. Potential for profit involves possibility of loss. The President's letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future
        investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to
        prospective investors in the fund unless preceded or accompanied by a prospectus. For more information on the Kopp Emerging Growth
        Fund, including charges and expenses, call 1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (Unaudited)

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $358,669,383)                        $1,051,454,271
  Investments in securities of
    affiliated issuers (cost
    $86,343,560)                            110,493,750
-------------------------------------------------------
Total investments in securities
  (cost $445,012,943)                     1,161,948,021
Cash                                          2,494,983
Receivable from securities sold                 925,592
Receivable from capital shares sold             944,491
Interest receivable                              77,668
Deferred organization expenses, net
  of accumulated amortization                    48,463
Prepaid expenses                                 67,498
-------------------------------------------------------
Total Assets                              1,166,506,716
-------------------------------------------------------
LIABILITIES
Payable for capital shares redeemed           8,168,334
Payable to Investment Advisor                 1,406,189
Payable for service fees                        492,536
Payable for distribution fees                   228,579
Payable to Affiliated Distributor               110,386
Accrued other expenses                          418,172
-------------------------------------------------------
Total Liabilities                            10,824,196
-------------------------------------------------------
NET ASSETS                               $1,155,682,520
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      405,876
Paid-in-capital in excess of par            364,935,299
Accumulated undistributed net
  investment loss                            (6,319,356)
Accumulated undistributed net
  realized gain on securities                79,725,623
Unrealized net appreciation on
  securities                                716,935,078
-------------------------------------------------------
Total Net Assets                         $1,155,682,520
-------------------------------------------------------
CLASS A
Net Assets                               $  989,927,623
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                34,811,271
Net asset value and redemption price
  per share                              $        28.44
-------------------------------------------------------
Maximum offering price per share         $        29.47
-------------------------------------------------------
CLASS C
Net Assets                               $   17,614,568
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                   623,149
Net asset value, redemption price and
  offering price per share               $        28.27
-------------------------------------------------------
CLASS I
Net Assets                               $  148,140,329
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 5,153,220
Net asset value, redemption price and
  offering price per share               $        28.75
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the six months ended March 31, 2000 (Unaudited)


-------------------------------------------------------
INVESTMENT INCOME
Interest                                   $    302,527
Dividends                                        32,000
-------------------------------------------------------
Total investment income                         334,527
-------------------------------------------------------
EXPENSES
Investment advisory fee                       4,220,924
Service fees -- Class A                         903,806
Service fees -- Class C                          10,683
12b-1 fees -- Class A                           361,523
12b-1 fees -- Class C                            32,048
Transfer agent fees and expenses                298,481
Fund administration fees                        197,252
Custody fees                                     83,868
Fund accounting fees                             43,937
Federal and state registration fees              25,436
Professional fees                                20,059
Reports to shareholders                          16,258
Directors' fees and expenses                     15,006
Amortization of deferred organization
  expenses                                        9,716
Other expenses                                   19,364
-------------------------------------------------------
Total expenses before recovery                6,258,361
Plus: Advisor fee waiver recovery               400,768
-------------------------------------------------------
Net expenses                                  6,659,129
-------------------------------------------------------
NET INVESTMENT LOSS                          (6,324,602)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                  79,654,025
  Net realized gain on investment
    transactions of affiliated issuers          176,602
Change in unrealized appreciation on
  investments                               599,747,218
-------------------------------------------------------
Net gain on investments                     679,577,845
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $673,253,243
-------------------------------------------------------

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                         Six Months Ended
                          March 31, 2000         Year Ended
                           (Unaudited)       September 30, 1999

---------------------------------------------------------------
OPERATIONS
Net investment loss       $   (6,324,602)       $ (5,130,171)
Net realized gain on
  investments                 79,830,627          11,715,286
Change in unrealized
  appreciation on
  investments                599,747,218         244,501,309
---------------------------------------------------------------
Net increase in net
  assets resulting
  from operations            673,253,243         251,086,424
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from
      shares sold            145,188,001         102,526,599
    Cost of shares
      redeemed              (136,376,646)       (134,797,837)
  Class C:
    Proceeds from
      shares sold             10,325,299           1,633,971
    Cost of shares
      redeemed                  (464,934)             (5,713)
  Class I:
    Proceeds from
      shares sold              7,048,348           6,747,721
    Cost of shares
      redeemed               (14,464,695)           (127,518)
---------------------------------------------------------------
  Net increase
    (decrease)
    resulting from
    capital share
    transactions              11,255,373         (24,022,777)
---------------------------------------------------------------
TOTAL INCREASE IN NET
  ASSETS                     684,508,616         227,063,647
---------------------------------------------------------------
NET ASSETS
Beginning of period          471,173,904         244,110,257
---------------------------------------------------------------
End of period             $1,155,682,520        $471,173,904
---------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                             Six Months
                                                Ended                           Year Ended
                                            Mar. 31, 2000                     Sept. 30, 1999
                                            -------------                     --------------
                                               Class A
                                             (Unaudited)                          Class A
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period                                         $11.89                              $5.81
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                           (0.16)                             (0.14)
Net realized and unrealized gain
 (loss) on investments                           16.71                               6.22
-----------------------------------------------------------------------------------------------
Total from investment operations                 16.55                               6.08
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $28.44                             $11.89
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)             $989,928                           $404,630
Ratio of expenses to average net
 assets:                                          1.62%(3),(5),(8)                   1.50%(3)
Ratio of net investment loss to
 average net assets:                            (1.54)%(5),(6),(8)                 (1.44)%(6)
Portfolio turnover rate(9)                        16.6%                              41.3%
Total return(10)                                139.19%(11)                        104.65%
-----------------------------------------------------------------------------------------------


                                                                            Six Months
                                         Year Ended                            Ended
                                       Sept. 30, 1998                      Mar. 31, 2000
                                       --------------                      -------------
                                                                              Class C
                                           Class A                          (Unaudited)
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period                                     $10.00                             $11.85
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                       (0.09)                             (0.25)
Net realized and unrealized gain
 (loss) on investments                       (4.10)                             16.67
-----------------------------------------------------------------------------------------------
Total from investment operations             (4.19)                             16.42
-----------------------------------------------------------------------------------------------
Net asset value, end of period               $5.81                             $28.27
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)         $216,533                            $17,615
Ratio of expenses to average net
 assets:                                      1.50%(3)                           2.27%(5),(8)
Ratio of net investment loss to
 average net assets:                        (1.30)%(6)                         (2.19)%(5),(8)
Portfolio turnover rate(9)                    19.7%                              16.6%
Total return(10)                           (41.90)%                            138.57%(11)
-----------------------------------------------------------------------------------------------

                                          Feb. 19,
                                           1999(1)                          Six Months
                                           through                             Ended
                                       Sept. 30, 1999                      Mar. 31, 2000
                                       --------------                      -------------
                                                                              Class I
                                           Class C                          (Unaudited)
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period                                     $8.09                              $12.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                      (0.07)                              (0.15)
Net realized and unrealized gain
 (loss) on investments                       3.83                               16.90
-----------------------------------------------------------------------------------------------
Total from investment operations             3.76                               16.75
-----------------------------------------------------------------------------------------------
Net asset value, end of period             $11.85                              $28.75
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)          $1,891                            $148,140
Ratio of expenses to average net
 assets:                                     2.15%(4),(5)                        1.27%(3),(5),(8)
Ratio of net investment loss to
 average net assets:                       (2.09)%(5),(7)                      (1.19)%(5),(6),(8)
Portfolio turnover rate(9)                   41.3%                               16.6%
Total return(10)                            46.48%(11)                         139.58%(11)
-----------------------------------------------------------------------------------------------


                                         Year Ended                         Year Ended
                                       Sept. 30, 1999                     Sept. 30, 1998
                                       --------------                     --------------

                                           Class I                            Class I
-----------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of
 period                                      $5.84                             $10.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(2)                       (0.09)                             (0.06)
Net realized and unrealized gain
 (loss) on investments                        6.25                              (4.10)
-----------------------------------------------------------------------------------------------
Total from investment operations              6.16                              (4.16)
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $12.00                              $5.84
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)          $64,653                            $27,577
Ratio of expenses to average net
 assets:                                      1.15%(3)                           1.15%(3)
Ratio of net investment loss to
 average net assets:                        (1.09)%(6)                         (0.95)%(6)
Portfolio turnover rate(9)                    41.3%                              19.7%
Total return(10)                            105.48%                           (41.60)%
-----------------------------------------------------------------------------------------------

 (1) Commencement of operations for Class C.

 (2) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

 (3) Absent voluntary fee waivers for the six months ended March 31, 2000 and the years ended September 30, 1999 and 1998, respectively, the ratio of expenses to average net assets would have been 1.65%, 1.79% and 1.96% for Class A and 1.30%, 1.40%, and 1.65% for Class I. Included in these fee waivers, for the six months ended March 31, 2000 and the years ended September 30, 1999 and 1998, respectively, were 12b-1 waivers of 0.03%, 0.09% and 0.15% for Class A and 0.03%, 0.05% and 0.19% for Class I.

 (4) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the ratio of expenses to average net assets would have been 2.31% for Class C. No 12b-1 fee waivers are included in these fee waivers since Class C had already incurred its maximum 12b-1 and shareholder servicing fees.

 (5) Annualized.

 (6) Absent voluntary fee waivers for the six months ended March 31, 2000 and the years ended September 30, 1999 and 1998, respectively, the ratio of net investment loss to average net assets would have been (1.57)%, (1.73)% and (1.76)% for Class A and (1.22)%, (1.34)% and (1.45)% for Class I.

 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the ratio of net investment loss to average net assets would have been (2.25)% for Class C.

 (8) For the six months ended March 31, 2000, the ratio includes Advisor fee waiver recovery of 0.10% for Class A, Class C and Class I.

 (9) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(10) Total return excludes sales charges.

(11) Not annualized.
                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2000 (Unaudited)

 Number of                                            Market
  Shares                                              Value

----------------------------------------------------------------
COMMON STOCK -- 99.5%
----------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 7.9%
  1,190,000   Rational Software Corporation       $   91,035,000
----------------------------------------------------------------
CARDIOVASCULAR -- 0.1%
    215,000   Eclipse Surgical Technologies,
               Inc.                                    1,599,062
----------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.9%
    400,000   Inter-Tel, Inc.*                        10,950,000
----------------------------------------------------------------
COMPUTERS/PERIPHERAL EQUIPMENT -- 0.3%
    160,000   S3, Inc.                                 3,360,000
----------------------------------------------------------------
DATA WAREHOUSING -- 0.5%
    100,000   Cognos, Inc.(f)                          6,256,250
----------------------------------------------------------------
DIAGNOSTICS -- 1.2%
    420,000   Biosite Diagnostics, Inc.               10,237,500
    400,000   Cholestech Corporation                   3,387,500
----------------------------------------------------------------
                                                      13,625,000
----------------------------------------------------------------
E-COMMERCE -- 0.7%
    200,000   ValueVision International, Inc.          8,275,000
----------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.7%
    400,000   Artesyn Technologies, Inc.               7,575,000
----------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 1.8%
    300,000   ANSYS, Inc.                              3,225,000
    460,000   Applied Microsystems
               Corporation(#)                          7,187,500
    300,000   Artisan Components, Inc.                 5,887,500
    100,000   Synopsys, Inc.                           4,875,000
----------------------------------------------------------------
                                                      21,175,000

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
GENOMICS -- 1.3%
    350,000   Gene Logic, Inc.                        14,721,875
----------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 0.7%
    640,000   Adept Technology, Inc.(#)                7,680,000
----------------------------------------------------------------
INFORMATION SECURITY -- 9.8%
  2,590,000   Cylink Corporation(#)                   37,555,000
    880,000   Macrovision Corporation                 75,790,000
----------------------------------------------------------------
                                                     113,345,000
----------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 2.0%
    270,000   eLoyalty Corporation                     6,446,250
    540,000   Lightbridge, Inc.                       12,622,500
    190,000   Norstan, Inc.                            1,235,000
    280,000   Technology Solutions Company             2,555,000
----------------------------------------------------------------
                                                      22,858,750
----------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 14.6%
    790,000   SDL, Inc.                              168,171,250
----------------------------------------------------------------
MACHINE VISION/INSPECTION -- 3.3%
    180,000   CyberOptics Corporation                  7,638,750
    640,000   Zygo Corporation(#)                     30,880,000
----------------------------------------------------------------
                                                      38,518,750
----------------------------------------------------------------
MEDICAL PRODUCTS -- 0.5%
    107,500   Zoll Medical Corporation                 5,509,375

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2000 (Unaudited)

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
NETWORKING -- 3.2%
    100,000   Cisco Systems, Inc.                      7,731,250
  1,000,000   Computer Network Technology
               Corporation                            17,500,000
    400,000   Ezenia!, Inc.                            4,200,000
    600,000   Larscom Incorporated                     3,937,500
    100,000   MMC Networks, Inc.                       3,300,000
----------------------------------------------------------------
                                                      36,668,750
----------------------------------------------------------------
ONCOLOGY -- 1.0%
    150,000   ImClone Systems Incorporated            11,531,250
----------------------------------------------------------------
ORTHOPEDICS -- 0.1%
    200,000   Interpore International, Inc.            1,675,000
----------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 6.3%
    400,000   Molecular Devices Corporation           30,700,000
    400,000   Techne Corporation                      27,600,000
    340,000   Ventana Medical Systems, Inc.           14,683,750
----------------------------------------------------------------
                                                      72,983,750
----------------------------------------------------------------
SEMICAP EQUIPMENT -- 1.4%
    235,000   Applied Science and Technology,
               Inc.                                    7,108,750
    140,000   Brooks Automation, Inc.                  8,750,000
----------------------------------------------------------------
                                                      15,858,750
----------------------------------------------------------------
SEMICONDUCTOR -- 9.8%
    547,500   ANADIGICS, Inc.                         36,135,000
     80,000   Conexant Systems, Inc.                   5,680,000
    100,000   EMCORE Corporation                      11,506,250
    200,000   PMC-Sierra, Inc.(f)                     40,737,500
    200,000   Vitesse Semiconductor Corporation       19,250,000
----------------------------------------------------------------
                                                     113,308,750

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
SOFTWARE APPLICATIONS -- 6.0%
    100,000   Documentum, Inc.                         7,800,000
    450,000   Epicor Software Corporation              3,825,000
     80,000   HNC Software, Inc.                       5,765,000
    170,000   Hyperion Software Corporation            5,525,000
     90,000   Infinium Software, Inc.                    464,062
    180,000   Inso Corporation                         2,430,000
    244,500   National Computer Systems, Inc.
               (*)                                    12,408,375
    560,000   Project Software & Development,
               Inc.                                   31,640,000
----------------------------------------------------------------
                                                      69,857,437
----------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 0.2%
    175,000   Warner Chilcott Laboratories -- SP
               ADR(f)                                  2,821,875
----------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 9.3%
  1,200,000   ADC Telecommunications, Inc.            64,650,000
    330,000   Advanced Fibre Communications,
               Inc.                                   20,686,875
    320,000   Tekelec                                 11,880,000
    100,000   Tellabs, Inc.                            6,298,438
     67,500   Tut Systems, Inc.                        4,020,469
----------------------------------------------------------------
                                                     107,535,782
----------------------------------------------------------------
TEST AND MEASUREMENT -- 1.0%
    730,000   LeCroy Corporation(#)                   11,497,500
----------------------------------------------------------------
THERAPEUTICS -- 0.8%
    300,000   Neose Technologies, Inc.                 9,656,250
----------------------------------------------------------------
VOICE PROCESSING  -- 2.3%
    800,000   AVT Corporation                          9,450,000
    205,000   Centigram Communications
               Corporation                             3,895,000
    475,000   Davox Corporation                       12,706,250
----------------------------------------------------------------
                                                      26,051,250

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2000 (Unaudited)

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
WIRELESS -- 11.8%
  3,000,000   Digital Microwave Corporation          101,625,000
    190,000   EMS Technologies, Inc.                   3,800,000
    540,000   Itron, Inc.                              3,746,250
     80,000   Proxim, Inc.                             9,575,000
    100,000   RF Monolithics, Inc.                     1,500,000
    697,500   Spectrian Corporation(#)                15,693,750
----------------------------------------------------------------
                                                     135,940,000
----------------------------------------------------------------
Total Common Stock (cost $433,106,578)            $1,150,041,656

 Principal                                            Market
  Amount                                              Value
----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.0%
----------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
$11,906,365   Firstar Institutional Money Market
               Fund (*)                           $   11,906,365
----------------------------------------------------------------
Total Short-Term Investment (cost $11,906,365)        11,906,365
----------------------------------------------------------------
Total Investments -- 100.5% (cost $445,012,943)    1,161,948,021
----------------------------------------------------------------
Liabilities, less Other Assets -- (0.5)%             (6,265,501)
----------------------------------------------------------------
NET ASSETS -- 100.0%                              $1,155,682,520
----------------------------------------------------------------


* Income producing security.

f Foreign security.

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2000 (Unaudited)

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940 (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. The Fund is amortizing these costs over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is required.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                              Class A
                                          Six Months Ended
                                           March 31, 2000
                                          ----------------
Shares sold                                   7,252,111
Shares redeemed                              (6,460,392)
----------------------------------------------------------
Net increase                                    791,719

                                              Class C
                                          Six Months Ended
                                           March 31, 2000
                                          ----------------
Shares sold                                   484,556
Shares redeemed                               (20,885)
----------------------------------------------------------
Net increase                                  463,671

                                              Class I
                                          Six Months Ended
                                           March 31, 2000
                                          ----------------
Shares sold                                    375,517
Shares redeemed                               (609,037)
----------------------------------------------------------
Net decrease                                  (233,520)

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended March 31, 2000, were $139,327,995 and $135,439,357, respectively. There were no purchases or sales of long-term U.S. Government securities.

At March 31, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                               $757,610,753
Depreciation                                (40,932,544)
----------------------------------------------------------
Net unrealized appreciation on
  investments                              $716,678,209

At March 31, 2000, the cost of investments for federal income tax purposes was $445,269,812.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

For the fiscal year ending September 30, 2000, the Advisor has voluntarily agreed to waive its management fee to the extent necessary to ensure that (i) the total annual operating expenses for Class A shares would not exceed 1.75%,
(ii) the total annual operating expenses for Class C shares would not exceed 2.40%, and (iii) the total annual operating expenses for Class I shares would not exceed 1.40%. The Advisor may recover previously waived management fees. As of March 31, 2000, the Advisor has recovered $400,768 of previously waived management fees. Cumulative unrecovered management fees waived as of March 31, 2000 totaled $1,194,007.

Firstar Mutual Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. Firstar Bank, N.A., serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Fund has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses. The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of March 31, 2000, there were $874,080 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Distribution and shareholder servicing fees incurred by Class A shares for the six months ended March 31, 2000 were $361,523 and $903,806, respectively (net of voluntary waiver). The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the six months ended March 31, 2000 were $51,576 and $128,955, respectively. The Fund was advised that the Distributor advanced $99,651 of distribution and shareholder servicing fees related to

Class C shares for the six months ended March 31, 2000. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the six months ended March 31, 2000 were $32,048 and $10,683, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $359,911 for the six months ended March 31, 2000.

6. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the Investment Company Act of 1940. The aggregate market value of all securities of affiliated companies as of March 31, 2000 amounted to $110,493,750 representing 9.56% of net assets. Transactions during the six months ended March 31, 2000 in which the issuer was an "affiliated person" are as follows:

                                     Adept        Applied        Centigram
                                  Technology,   Microsystems   Communications     Cylink        LeCroy       Spectrian
                                     Inc.       Corporation    Corporation **   Corporation   Corporation   Corporation
                                  -----------   ------------   --------------   -----------   -----------   -----------
September 30, 1999 Balance
  Shares                             637,000        430,000         335,000       1,238,498       732,000       700,000
  Cost                            $8,535,471     $2,850,837      $4,449,398     $ 8,715,977   $19,430,478   $16,987,632
Gross Additions
  Shares                              10,000         40,000              --       1,361,502            --            --
  Cost                            $   66,875     $  198,439      $       --     $18,760,698   $        --   $        --
Gross Deductions
  Shares                               7,000         10,000         130,000          10,000         2,000         2,500
  Cost                            $  110,687     $  122,031      $2,280,234     $   196,563   $    85,750   $   135,937
March 31, 2000 Balance
  Shares                             640,000        460,000         205,000       2,590,000       730,000       697,500
  Cost                            $8,491,659     $2,927,245      $2,169,164     $27,280,112   $19,344,728   $16,851,695
-----------------------------------------------------------------------------------------------------------------------
Realized gain (loss)              $  (68,907)    $   97,962      $  340,055     $   (59,068)  $   (55,001)  $   (78,439)
-----------------------------------------------------------------------------------------------------------------------
Investment income                 $        0     $        0      $        0     $         0   $         0   $         0
-----------------------------------------------------------------------------------------------------------------------


                                   Zygo
                                Corporation      Total
                                -----------      -----
September 30, 1999 Balance
  Shares                            500,000     4,572,498
  Cost                          $ 7,384,932   $68,354,725
Gross Additions
  Shares                            140,000     1,551,502
  Cost                          $ 4,063,189   $23,089,201
Gross Deductions
  Shares                                 --       161,500
  Cost                          $        --   $ 2,931,202
March 31, 2000 Balance
  Shares                            640,000     5,962,500
  Cost                          $11,448,121   $88,512,724
---------------------------------------------------------
Realized gain (loss)            $         0   $   176,602
---------------------------------------------------------
Investment income               $         0   $         0
---------------------------------------------------------

 * The listing of these companies is not an admission that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the six months ended March 31, 2000, but not at March 31, 2000.

7. BANK BORROWING

The Fund has secured a $10,000,000 line of credit with Firstar Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.10% per annum. During the six months ended March 31, 2000, the Fund did not draw upon the line of credit.

                    (This page is intentionally left blank.)

                    (This page is intentionally left blank.)

[KOPP LOGO]

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                     SEMI-ANNUAL REPORT 2000

FIRSTAR MUTUAL FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o Firstar Mutual Fund      c/o Firstar Mutual Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

FIRSTAR BANK, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

KPMG LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.

(C)2000 Kopp Investment Advisors, Inc.